                                                                  EXHIBIT 10.111


                    THIRD AMENDMENT TO DEVELOPMENT AGREEMENT
                    ----------------------------------------


     THIS AMENDMENT to Development Agreement is made this 30th day of June, 1995 by Sahara Parkville, Inc., a Missouri corporation ("SP") and the City of Parkville, Missouri, a Missouri municipal corporation (the "City").

                                    RECITALS
                                    --------

     A. SP and the City entered into a Development Agreement dated December 27, 1993 ("Agreement"), which was later amended by the Amendment to Development Agreement ("First Amendment") and Second Amendment to Development Agreement ("Second Amendment") (the Agreement, the First Amendment and the Second Amendment are collectively, the "Development Agreement").

     B. The Missouri Gaming Commission recently announced that it would not investigate any other applicants for a riverboat gaming license, other than those already named, for twelve to eighteen months.

     C. SP has been working with the City for over three years with respect to the Development and the parties desire to continue to work together.

     D. The parties now desire to amend the Development Agreement as set forth in this Amendment.

     E. Except as provided in this Amendment, all defined terms, as indicated by their capitalization, shall have the same meanings in this Amendment as they do in the Development Agreement.

     F. Section 11.12 of the Development Agreement requires all amendments to the Development Agreement to be in writing.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the forgoing and the covenants, agreements and warranties of the parties contained in this Amendment and the Development Agreement, and other good and valuable consideration, the parties agree that the Development Agreement is amended as follows:

     1. If the Missouri Gaming Commission has not announced, by June 30, 1997, that SP will be selected for investigation, the Development Agreement shall terminate.

     2. The first paragraph of subsection a of Section 3.2 is amended to read, in its entirety, as follows:

          a.  Development/Lease Contingencies Waiver.  Unless the parties agree
              --------------------------------------
     in writing to a different date or time, and assuming all conditions have been satisfied or waived as
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     provided herein for continuation of the Development and the Lease, the
     "Contingencies Waiver Date" or "Closing Date," "closing" or "Closing" for all purposes related to this Agreement and the Lease (to be evidenced by the parties' execution of the "Contingencies Waiver Addendum" to this Agreement and the Lease prepared by Developer and reasonably approved by the City) shall be on that business day selected by Developer within twenty
     (20) business days after the date upon which Developer has received the last of its Gaming Licenses, Occupational Licenses and Construction Permits.

     3. The parties agree to work together to effectuate the intent of this Agreement and the Lease and to resolve any issues which may arise regarding the Development or the Riverboat Casino.

     4. This Amendment may be executed in counterparts, each of which shall be deemed an original.

     5. Except as modified by this Amendment, the Development Agreement shall remain in full force and effect.

     6. The parties agree that each will accept, as an original, a facsimile copy of this Amendment, with proper facsimile signature; provided that this Amendment, with original signature, is delivered within seven (7) business days thereafter.

                                       2
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    "SP"

                                    SAHARA PARKVILLE, INC.,
                                    a Missouri corporation


                                    By: /s/ THOMAS K. LAND
                                        ________________________
                                        Thomas K. Land

                                    Title: Assistant Secretary
                                           ____________________


                                 ACKNOWLEDGMENT

STATE OF NEVADA    )
                   )  ss.
COUNTY OF CLARK    )

     BEFORE ME, a Notary Public in and for the county and state aforesaid, personally appeared Thomas K. Land, Assistant Secretary of Sahara Parkville, Inc., a Missouri corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of Sahara Parkville, Inc., a Missouri corporation, and acknowledged the execution of the same as the free and voluntary act and deed of Sahara Parkville, Inc., a Missouri corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this 6th day of July, 1995.


                              Judy A. Coder
                              _______________________________
                              NOTARY PUBLIC
My Commission Expires:

        1-26-96
______________________

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

                                    "CITY"

                                    CITY OF PARKVILLE, MISSOURI

[SEAL]                              By: William M. Quitmeier
                                        _______________________

                                    Title:      Mayor
                                           ____________________

Barbara J. Lance
___________________
CITY CLERK



                                 ACKNOWLEDGMENT

STATE OF MISSOURI  )
                   )  ss.
COUNTY OF PLATTE   )

     BEFORE ME, a Notary Public in and for the county and state aforesaid, personally appeared William M. Quitmeier, Mayor of the City of Parkville,
                    --------------------  -----
Missouri, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of the City of Parkville, and acknowledged the execution of the same as the free and voluntary act and deed of the City of Parkville.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this 30th day of June, 1995.
          ----        -----


                              Barbara R. Bailey
                              _______________________________
                              NOTARY PUBLIC
My Commission Expires:

      2/16/97
______________________

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